SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                             MAY 21, 1997
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                         INTRATEL GROUP, LTD.
    (Formerly Intelicom Corporation and Three-L Enterprises, Inc.)
    --------------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                     33-853963                72-1265159
---------------                 -----------           -------------------
(State or Other                 (Commission           (IRS Employer Iden-
Jurisdiction of                 File Number)           tification Number)
Incorporation)


                      28050 U.S. HIGHWAY 19 NORTH
                       CLEARWATER, FLORIDA 34621
                ---------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                             (813) 797-9000
                     ------------------------------
                     (Registrant's telephone number,
                          including area code)






Page 1 of 9.

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Other Events
          ------------

               On May 21, 1997, the Registrant entered into a non-binding letter of intent with Athena International, LLC of New Orleans, Louisiana ("Athena"), to negotiate, execute and consummate an acquisition agreement whereby (i) the Registrant will purchase certain ownership interests for cash and (ii) thereafter merge Athena with the Registrant. The consideration, subject to due diligence and to adjustments in the acquisition agreement, calls for the cash portion of the transaction to be approximately sixteen million dollars and the Registrant, pursuant to the merger, will issue to each of the three remaining shareholders of Athena, shares of its common stock equal to 10% of the then outstanding shares.

               The letter of intent provides that the acquisition agreement be executed not later than June 25, 1997 with closing occurring five days after the conditions of the acquisition agreement have been met but not more than fifteen days from the signing of the acquisition agreement. The letter of intent contains further conditions and representations of each party, a copy of which is attached to this Report as an Exhibit.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A



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

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    None.

          (c)       Exhibits: Filed herewith pursuant to Reg. S-K Item 601
                              is the following exhibit.

Exhibit No.    Page           Description
-----------    ----           -----------

 10.1           5         Letter of Intent between Athena International,
                          LLC and IntraTel Group, Ltd. dated May 21, 1997.









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

                               SIGNATURES
                               ----------

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTRATEL GROUP, LTD.



Dated: May 25, 1997                     By:   /s/ CHARLES R. BRINK
                                           ------------------------------
                                            Charles R. Brink
                                            President









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